Exhibit 10.1

SECOND AMENDMENT TO TERM CREDIT AGREEMENT

THIS SECOND AMENDMENT TO TERM CREDIT AGREEMENT ("Amendment") is made and entered into as of October 1, 2004 (the "Effective Date) by and among ENTRADA NETWORKS, INC., a Delaware corporation ("Borrower"), HONG KONG LEAGUE CENTRAL CREDIT UNION, in its capacity as a lender under the Credit Agreement (as hereinafter defined) ("Hong Kong League"), HIT CREDIT UNION, in its capacity as a lender under the Credit Agreement ("HIT"), BRIGHTLINE BRIDGE PARTNERS I, LLC, in its capacity as a lender under the Credit Agreement ("Brightline"), MATTHEW MCGOVERN ("McGovern"), in his capacity as a lender under the Credit Agreement, JON BUTTLES ("Buttles"), in his capacity as a lender under the Credit Agreement and SBI ADVISORS, LLC, a California limited liability company, in its capacity as agent for Lenders ("Agent")), and is made with reference to the following:

A.    Agent, Hong Kong League, HIT, Shelly Singhal ("Singhal"), and Borrower have entered into that certain Term Credit Agreement, dated as of January 30, 2004, as amended by the First Amendment to the Term Credit Agreement, dated May 14, 2004 (as the same may hereafter be amended, modified, extended and/or restated from time to time, the "Credit Agreement"). Pursuant to the Credit Agreement, as amended, Hong Kong League, HIT, Brightline, Buttles, McGovern and Singhal have made certain Term Loans to Borrower, the repayment of which Term Loans is secured by certain assets of Borrower pledged to Agent for the ratable benefit of Hong Kong League, HIT, Brightline, Buttles and McGovern pursuant to the Security Agreement.

B.    Borrower has requested that (i) Hong Kong League advance an additional Seven Hundred and Fifty Thousand Dollars ($750,000) to Borrower, the repayment of which is to be secured, on a pari passu basis, by the Collateral pledged under the Security Agreement.

C.    Hong Kong League has agreed to provide the additional financing requested by Borrower, provided that Borrower agrees to (x) amend certain provisions of the Credit Agreement and deliver to Hong Kong League a promissory note in form and substance acceptable to Hong Kong League, (y) pay to Hong Kong League certain fees relating to the additional advances, and (z) issue to SBI Advisors or its designees warrants to purchase common stock of the Borrower in form and substance acceptable to SBI Advisors, all as more particularly set forth below and in the promissory note to be entered into concurrently with the execution and delivery of this Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, conditions and covenants contained herein and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.    Terms Defined in Credit Agreement. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

2.    For purposes hereof, "Effective Date" means the date on which each of the conditions set forth in Section 10 hereof is fully satisfied to the satisfaction of Agent in its sole and absolute discretion.

3.    Effective as of the Effective Date, the term "Security Agreement contained in Section 1 of the Credit Agreement is hereby amended as follows:

"Security Agreement" means that Security Agreement by and between Borrower and Agent, for the benefit of Hong Kong League, in the form of Exhibit B attached hereto, as the same may be amended or modified from time to time.

Effective as of the Effective Date, the following terms are added to Section 1 of the Credit Agreement in their proper alphabetical sequence:

"Acquisition" means the acquisition by Borrower of 100% of the capital stock of Microtek Systems, Inc.

"Effective Date" means the date on which each of the conditions set forth in Section 9 of the Second Amendment is fully satisfied to the satisfaction of Agent in its sole and absolute discretion.

"First Amendment" means that certain First Amendment to Term Credit Agreement dated as of May 14, 2004 by and among Borrower, the Lenders named therein and Agent.

"Funding Date" has the meaning assigned to such term in Section 13 of the Second Amendment.

"Initial Advance" has the meaning assigned to such term in Section 2(a).

"Second Amendment" means that certain Second Amendment to the Term         Credit Agreement dated as of October 1, 2004, by and among the Borrower, Hong         Kong League and the Agent

"Second Supplemental Advance" has the meaning assigned to such term in Section 2(a).

"Second Funding Date" has the meaning assigned to such term in Section 13 of the Second Amendment.

"Supplemental Advance" has the meaning assigned to such term in Section 2(a).

"Warrants" has the meaning assigned to such term in Section 4(f).

4.    Effective as of the Effective Date, Section 2(a) of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

"Term Loan Advances. Subject to the terms and conditions of this Agreement, each Lender hereby, severally and not jointly, agrees to make loans to Borrower (collectively, the "Term Loans") (i) on the Closing Date in the amount of Five Hundred Thousand Dollars ($500,000) (the "Initial Advance"), (ii) on May 14, 2004 in the amount of One Million Dollars ($1,000,000) (the "Supplemental Advance"), and (iii) on the Effective Date in the amount of Seven Hundred and Fifty Thousand Dollars ($750,000), which amounts may be repaid at any time prior to the Maturity Date without premium or penalty, but may not be reborrowed once repaid."

5.    Effective as of the Effective Date, Section 2(c) of the Credit Agreement is hereby deleted in its entirety, and the following is inserted in lieu thereof:
"Interest Rate and Interest Payments. Borrower shall pay interest on the unpaid principal amount of the Term Loans as follows: (i) with respect to the Term Loans that comprise the Initial Advance, from the Closing Date until the Maturity Date at a rate equal to twenty-four percent (24%) per annum, (ii) with respect to the Term Loans that comprise the Supplemental Advance, from the Funding Date until the Maturity Date at a rate equal to twenty-four percent (24%) per annum, and with respect to the Term Loans that comprise the Second Supplemental Advance, from the Second Funding Date until the Maturity Date at a rate equal to twenty-four percent (24%) per annum (the "Interest Rate"). Subject to Section 2(e) and 2(g) below, interest on the outstanding principal amount of the Term Loans shall be due and payable to Agent, for the ratable benefit of Hong Kong League, (x) with respect to the Term Loans that comprise the Initial Advance, in advance (i) on the Closing Date, and (ii) thereafter, on the last Business Day of each calendar month, commencing on the first of such dates following the Closing Date until the Maturity Date, at which time all accrued but unpaid interest shall be due and payable, and (y) with respect to the Term Loans that comprise the Supplemental Advance, in advance (i) on the Funding Date, and (ii) thereafter, on the last Business Day of each calendar month, commencing on the first of such dates following the Funding Date until the Maturity Date, at which time all accrued but unpaid interest shall be due and payable."

6.    Effective as of the Effective Date, Section 2(d) of the Credit Agreement is hereby deleted in its entirety, and the following is inserted in lieu thereof:

"Promissory Notes. The Term Loan shall be evidenced by promissory notes (collectively, the "Notes") in the forms of Exhibit "A-1", Exhibit "A-2", and Exhibit "A-3" attached to this Agreement, Exhibit "A-1" and Exhibit "A-2" attached to the First Amendment and Exhibit "A-1" attached to the Second Amendment, each duly executed by Borrower."

7.    Effective as of the Effective Date, a new Section 4(f) shall be added to the Credit Agreement to read as follows:

"(f)    -Second Supplement Advance Lender Fees. (i) Borrower shall pay to Agent on the Second Funding Date, for the benefit of Hong Kong League, $75,000 in consideration of Hong Kong League agreeing to enter into the transactions set forth herein, which amount shall be non-refundable and deemed fully-earned upon Agent’s receipt thereof; and (ii) Borrower shall, on the Second Funding Date, deliver to the designees provided by SBI Advisors, warrants (the "Warrants") in the form of Exhibit B-1 hereto, to purchase a total of 15,000,000 shares of the common stock of Borrower at an exercise price of $0.10 per share, which warrants shall not expire prior to the third anniversary of the Second Funding Date and shall contain piggyback registration rights, in form and substance acceptable to SBI Advisors.

8.    Reaffirmation of Security Agreement. Borrower hereby reaffirms on the date hereof each of the covenants and agreements made by it in the Security Agreement and agrees that each of such covenants and agreements shall remain unmodified and in full force and effect notwithstanding the execution and delivery of this Amendment.

9.    Conditions Precedent. The satisfaction of the following shall be conditions precedent to the effectiveness of this Amendment:

9.1    Amendment. Agent shall have received this Amendment, duly executed by Borrower.

9.2    Promissory Notes and Warrants. Agent shall have received (i) the Term Note in the form of Exhibit A-1 attached hereto, dated of even date herewith in the original principal amount of Seven Hundred and Fifty Thousand Dollars ($750,000) in favor of and for the benefit of Hong Kong League, and (ii) the Warrant to purchase up to 15,000,000 shares of the Borrower’s common stock in the form of Exhibit B-1 attached hereto.

9.3    Representations and Warranties. Each representation and warranty made by Borrower in Section 3 of the Credit Agreement shall be true and correct on and as of the Effective Date as though made as of the Effective Date, except to the extent such representations and warranties relate solely to an earlier date.

10.    General Amendment. Effective as of the Effective Date, the Credit Agreement, the Security Agreement, and each document delivered to Lender in connection therewith (collectively, the "Loan Documents") are hereby amended to the further extent required to give effect to the terms and conditions of the amendments to the Credit Agreement effected hereunder.

11.    Full Force and Effect. Effective as of the Effective Date, each of the Loan Documents is hereby amended such that all references to the Credit Agreement contained in any such documents shall be deemed to be references to the Credit Agreement, as amended by this Amendment. Except as amended hereby, the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect.

12.    Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and all of which, taken together, shall constitute but one and the same instrument.

13.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

[Remainder of this page intentionally left blank, signatures follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.

"BORROWER"

ENTRADA NETWORKS, INC., a Delaware corporation

                    By: /s/ Kanwar J. S. Chadha
                    Name: Kanwar J. S. Chadha, Ph. D.
                    Its:CEO

"AGENT"

SBI ADVISORS, LLC, solely in its capacity as Agent hereunder

                  By: /s/ Shelly Singhal
                  Name: Shelly Singhal
                  Its: Manager

"HONG KONG LEAGUE"

HONG KONG LEAGUE CENTRAL CREDIT UNION

                 By: /s/ Shelly Singhal
                 Name:Shelly Singhal
                 Its: Advisor

HIT CREDIT UNION

                 By: /s/ Shelly Singhal
                 Name:  Shelly Singhal
                 Its: Advisor

BRIGHTLINE BRIDGE PARTNERS I, LLC

                 By:/s/ Shelly Singhal
                 Name:  Shelly Singhal
                 Its: Manager

                                                  /s/ Matthew McGovern
MATTHEW MCGOVERN

/s/ Jon Buttles
JON BUTTLES

Exhibit A-1

to the Second Amendment to Term Credit Agreement

FORM OF TERM NOTE

THE OBLIGATIONS EVIDENCED BY THIS TERM NOTE HAVE BEEN EXPRESSLY SUBORDINATED TO CERTAIN OTHER OBLIGATIONS OF BORROWER PURSUANT TO THE TERMS OF THAT CERTAIN SUBORDINATION AGREEMENT (DEBT AND SECURITY INTEREST) BY AND AMONG ENTRADA NETWORKS, INC., BRIGHTLINE BRIDGE PARTNERS I, LLC, AND SILICON VALLEY BANK, AS AMENDED.

TERM NOTE
Los Angeles, California
U.S.  $750,000                                      October 1, 2004

FOR VALUE RECEIVED, the undersigned, ENTRADA NETWORKS, INC., a Delaware corporation (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of HONG KONG LEAGUE CENTRAL CREDIT UNION (the "Lender"), without offset or counterclaim, the principal sum of Seven Hundred and Fifty Thousand U.S. Dollars (U.S.$750,000) on or before March 31, 2005. The Borrower further promises to pay interest on the Term Loan outstanding hereunder from time to time at the interest rates, and payable on the dates, set forth in the Credit Agreement referred to below. This Term Note may be prepaid at any time prior to the Maturity Date without premium or penalty.

1.    Payment. Both principal and interest are payable in lawful money of the United States of America and in immediately available funds to the Lender at c/o SBI Advisors, LLC, 610 Newport Center, Suite 1205, Newport Beach, CA 92660, or such other place as the Lender may designate in writing to the Borrower from time to time.

2.    Record Keeping. The Lender shall record the amount of principal and interest due and payable from time to time hereunder, each payment thereof and the resulting unpaid principal balance hereof, in the Lender’s internal records, and any such recordation shall be rebuttable presumptive evidence of the accuracy of the information so recorded; provided, however, that the Lender’s failure so to record shall not limit or otherwise affect the obligations of the Borrower hereunder and under the Credit Agreement to repay the principal of and interest on the Term Loan.

3.    Credit Agreement. This Term Note is one of the Notes referred to in, and is subject to and entitled to the benefits of, that certain Term Credit Agreement, dated as of January 30, 2004 (as amended by the First Amendment, dated May 14, 2004 and the Second Amendment, dated October 1 ,2004, and as may be further amended, modified, renewed or extended from time to time, the "Credit Agreement") between the Borrower, the Lender, and certain other parties thereto. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement. The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived. This Term Note is secured by certain Collateral more specifically described in the Security Agreement.

4.    Limitation on Interest Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under the Credit Agreement and charged or collected by the Lender or any holder of this Term Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lender has charged or received interest hereunder or under the Credit Agreement in excess of the highest applicable rate, the rate in effect hereunder and under the Credit Agreement shall automatically be reduced to the maximum rate permitted by applicable law and the Lender shall apply all interest paid in excess of the maximum lawful rate to reduce the principal balance of the amounts outstanding hereunder and under the Credit Agreement. It is the intent of the parties hereto that the Borrower not pay or contract to pay, and that the Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of the maximum rate of interest that may be paid by the Borrower to the Lender under applicable law.

5.    Governing Law. THIS TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCLUSIVE OF ITS CONFLICTS OF LAWS AND CHOICE OF LAWS RULES THAT WOULD OR MAY CAUSE THE APPICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF CALIFORNIA.

ENTRADA NETWORKS, INC.

By: /s/ Kanwar J. S. Chadha
Name: Kanwar J. S. Chadha, Ph. D.
Its: CEO

Exhibit B-1

Warrant

THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

ENTRADA NETWORKS, INC.

WARRANT CERTIFICATE
Common Stock, par value $.001 per share

Date of Issue:               , 2004                                                                                                                                                         Warrant to Purchase
                                                                                                                                                                                                           15,000,000 Shares

THIS CERTIFIES THAT, for value received,                     or its registered assigns, is entitled, subject to the provisions of this Warrant Certificate (this "Warrant"), to purchase an aggregate of 15,000,000 shares of common stock, par value $.001 per share ("Common Stock"), of Entrada Networks, Inc. (the "Company").

The number of shares of the Common Stock to be received upon the exercise of this Warrant and the payment of the Underlying Share Purchase Price (as hereinafter defined) therefor are subject to adjustment from time-to-time as hereinafter set forth.

SECTION 1.

Definitions.    The following terms as used in this Warrant shall have the meanings set forth below:

(a)        "Assignment Form" means the form attached hereto as Exhibit A.

(b)        "Business Day" means any day other than a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of California.

(c)        "Change of Control" shall have the meaning set forth in Section 4(b)(i) hereof.

(d)        "Common Stock" shall have the meaning set forth in the introductory paragraph.

(e)        "Company" shall have the meaning set forth in the introductory paragraph, or any successor thereof.

(f)    "Exercise Date" shall mean any date on which the Company shall have received (i) this Warrant, together with a Subscription Form duly executed by the Warrant Holder, or his, her or its attorney-in-fact duly authorized in writing, and (ii) payment in cash, or by official bank or certified check made payable to the Company, of an amount in lawful money of the United States of America equal to the Underlying Share Purchase Price, plus transfer taxes, if any.

(g)        "Issuance Date" means             , 2004.

(h)        "NASDAQ" means the National Association of Securities Dealers Automated Quotation System.

(i)        "Person" means an individual, partnership, corporation, limited liability company, trust, unincorporated organization, joint venture, government or agency, political subdivision thereof, or any other entity of any kind.

(j)    "Registrable Securities" means (i) the Underlying Shares, and (ii) any securities issued or issuable with respect to Common Stock by the way of stock dividend or stock split or in connection with a combination or reorganization or otherwise.

(k)    "Registration Statement" shall have the meaning set forth in Section 6(a) hereof.

(l)    "Requested Information" shall have the meaning set forth in Section 6(c)(i) hereof.

(m)    "Rule 144" shall have the meaning set forth in Section 6(g) hereof.

(n)        "SEC" means the Securities and Exchange Commission.

(o)    "Securities Act" means the Securities Act of 1933, as amended.

(p)    "Subscription Form" means the form attached hereto as Exhibit B.

(q)    "Transfer Agent" means the Company or any firm engaged to act as the transfer agent of the Company.

(r)    "Expiration Date" means the last date on which this Warrant may be exercised, which shall be 5:00 p.m., New York City time, on the day before the date which is three (3) years from the Issuance Date, or if such expiration date is not a Business Day, at or before 5:00 p.m. New York City time on the next following Business Day.

(s)    "Underlying Share Purchase Price" shall mean the purchase price to be paid upon the exercise of this Warrant with respect to the Underlying Shares in accordance with the terms hereof, which price shall be $0.10 per Underlying Share, subject to adjustment from time to time pursuant to the provisions of Section 4 hereof.

(t)    "Underlying Shares" means the 15,000,000 shares of Common Stock that are the subject of this Warrant, subject to adjustment from time to time as provided herein.

(u)    "Warrant" shall have the meaning set forth in the introductory paragraph.

(v)    "Warrant Holder" means a person or entity in whose name this Warrant shall be either initially or subsequently registered upon the books to be maintained by the Company for such purpose, and "Warrant Holders" means, collectively, the Warrant Holder and all other persons or entities in whose name the Warrants shall be either initially or subsequently registered upon the books to be maintained by the Company for such purpose.

SECTION 2.

Duration, Vesting and Exercise.

(a)    Duration. This Warrant may be exercised from time to time, upon the terms and subject to the conditions set forth herein, at any time on or before the Expiration Date. If this Warrant is not exercised in accordance with the terms hereof on or before the Expiration Date, the Warrant Holder shall no longer be entitled to purchase the Underlying Shares and all rights hereunder to purchase such Underlying Shares shall thereupon cease.

(b)    Vesting. All shares underlying this Warrant are immediately vested.

(c)    Exercise.

(i)    A Warrant Holder may exercise this Warrant, in whole or in part, to purchase the vested Underlying Shares in such amounts as may be elected upon surrender of this Warrant, together with a duly executed Subscription Form, to the Company at its corporate office, together with the full Underlying Share Purchase Price for each Underlying Share to be purchased, in lawful money of the United States, or by certified check or bank draft payable in United States dollars to the order of the Company and upon compliance with and subject to the conditions set forth herein.

(ii)    Upon receipt of this Warrant, together with a duly executed Subscription Form, and accompanied by payment of the Underlying Share Purchase Price for the number of vested Underlying Shares for which this Warrant is then being exercised, the Company shall, subject to Section 7(b) hereof, cause to be issued and delivered promptly, but in no event later than the third Business Day after the date on which the Company receives this Warrant, the Subscription Form and the Underlying Share Purchase Price, to the Warrant Holder certificates for such shares of Common Stock in such denominations as are requested by the Warrant Holder in the Subscription Form.

(iii)    In case a Warrant Holder shall exercise this Warrant with respect to less than all of the Underlying Shares, the Company will execute a new Warrant, which shall be exercisable for the balance of the Underlying Shares that may be purchased upon exercise of the unexercised portion of this Warrant and shall deliver such new Warrant to the Warrant Holder.

(iv)    This Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date, and the Person entitled to receive the vested Underlying Shares and any new Warrant representing the unexercised portion of this Warrant deliverable upon such exercise shall be treated for all purposes as the holder of such Underlying Shares and new Warrant, respectively, upon such exercise as of the close of business on the Exercise Date.

SECTION 3.    Covenants.

(a)    Issuance and Sale of Underlying Shares. The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of its authorized Common Stock, solely for the purpose of issuance upon exercise of this Warrant, such number of shares of Common Stock as shall equal the aggregate number of the Underlying Shares. The Company covenants that all shares of Common Stock that shall be issuable upon exercise of this Warrant shall, at the time of delivery, and, subject to Section 2(c) hereof, upon receipt by the Company of the Underlying Share Purchase Price, be duly and validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than those which the Company shall promptly pay or discharge).

The Transfer Agent for the Common Stock will be irrevocably authorized and directed at all times to reserve such number of authorized shares of Common Stock as shall be required for such purpose. The Company will keep a copy of this Warrant on file with the Transfer Agent, if such agent is other than the Company. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 6(b) hereof. The Company will furnish such Transfer Agent with a copy of all notices of adjustments and certificates related thereto transmitted to the Warrant Holder pursuant to Section 4(f) hereof.

(b)    Restrictive Legend. Each certificate evidencing shares of Common Stock issued to the Warrant Holder following the exercise of this Warrant shall bear the following restrictive legend until such time as the transfer of such security is not restricted under the federal securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

SECTION 4.    Adjustment of Underlying Share Purchase Price and Number of Underlying Shares. The number of Underlying Shares purchasable upon the exercise of this Warrant and the payment of the Underlying Share Purchase Price shall be subject to adjustment from time to time as follows:

(a)    Adjustment for Stock Splits and Combinations. If the Company at any time or from time to time after the date of this Warrant shall effect a subdivision of the outstanding Common Stock or combines the outstanding shares of Common Stock, then, in each such case, the Underlying Share Purchase Price in effect immediately prior to such event shall be adjusted so that the Holder of this Warrant shall have the right to purchase the number of shares of Common Stock which he, she or it would have had the right to purchase after the event had such shares of Common Stock been purchased immediately prior to the occurrence of such event. Any adjustment under this Section 4(a) shall become effective as of the date and time such subdivision or combination becomes effective.

(b)    Reorganization, Reclassification, Consolidation, Merger or Sale.

(i) Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person and any transaction which is effected in such a way that holders of more than fifty percent (50%) of the shares of Common Stock then outstanding are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets of another Person with respect to or in exchange for Common Stock is referred to herein as a "Change of Control."

(ii)    Prior to the consummation of any Change of Control, the Company shall make appropriate provisions, in form and substance reasonably satisfactory to the Warrant Holder, to insure that the Warrant Holder shall thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such Warrant Holder’s rights under this Warrant to purchase such shares of Common Stock or other securities as may be issuable or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such Warrant Holder’s rights, had such Change of Control not taken place. In any such case, the Company shall make appropriate provisions, in form and substance reasonably satisfactory to at the Warrant Holder, with respect to such Warrant Holder’s rights and interests to insure that the provisions hereof shall thereafter be applicable to this Warrant (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Underlying Share Purchase Price to reflect the value for the Common Stock reflected by the terms of such consolidation, merger or sale, if the value so reflected is less than the Underlying Share Purchase Price in effect immediately prior to such consolidation, merger or sale).

(iii)    The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from such consolidation or merger or the corporation or other entity purchasing such assets assumes by written instrument (which may be the agreement of consolidation, merger or sale), in form and substance reasonably satisfactory to the Warrant Holder, the obligation to deliver to the Warrant Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrant Holder may be entitled to acquire.

(c)    No Impairment. The Company will not, through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company.

(d)    Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities, or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(e)    Certificate of Adjustment. In any case of an adjustment of the number of shares of Common Stock to be purchased under this Warrant, an officer of the Company designated by a majority of the Independent Directors shall compute such adjustment in accordance with the provisions hereof and prepare and sign a certificate showing such adjustment and shall mail such certificate, by first class mail, postage prepaid, to the Warrant Holder at the address of the Warrant Holder set forth or as provided herein. The certificate shall set forth such adjustment showing in detail the facts upon which such adjustment, including a statement of the number of shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon the purchase of the Underlying Shares.

(f)    Notices of Record Date. In the event of (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, (ii) to offer for subscription any additional shares of capital stock of any class or series, (iii) to effect any reclassification or recapitalization of Common Stock outstanding, or (iv) any Change of Control or voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Warrant Holder, not less than ten (10) days and not more than sixty (60) days prior to the date on which the books of the Company shall close, the record date specified therein or the effective date thereof as the case may be, a notice specifying (A) the material terms and conditions of the proposed action, (B) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (C) the date on which any such Change in Control, dissolution, liquidation or winding up is expected to become effective, and (D) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Change of Control, dissolution, liquidation or winding up.

(g)    Notices. Any notice required by the provisions of this Section 4 shall be in writing and shall be deemed given upon delivery, if delivered personally, or by a recognized commercial courier with receipt acknowledged, or upon the expiration of seventy-two (72) hours after the same has been deposited in the United States mail, by certified or registered mail, return receipt requested, postage prepaid, and addressed to the Warrant Holder at his, her or its address set forth or as provided herein.

(h)    Closing of Books. The Company will at no time close its transfer books against the transfer of any shares of Common Stock issued or issuable upon the purchase of any shares of Common Stock under this Warrant in any manner which interferes with the timely purchase of such shares of Common Stock.

SECTION 5.    Dividends. In the event the Company shall, at any time prior to the earlier to occur of (i) the complete exercise of this Warrant, and (ii) the Expiration Date, declare or pay to the holders of Common Stock a dividend payable in any kind of shares of capital stock of the Company or make any distribution of its assets to holders of its Common Stock as a liquidation or partial liquidation dividend or by way of a return or capital, then, upon the subsequent exercise of this Warrant, the Warrant Holder shall receive, in addition to shares of Common Stock to which it would otherwise be entitled upon such exercise, such additional shares of stock or assets of the Company, which he, she or it would have been entitled to receive, had he, she or it exercised this Warrant into the shares of Common Stock prior to the happening of such dividend or distribution.

SECTION 6.    Registration Rights.

(a)    Incidental Registration. If at any time after the issuance of this Warrant, the Company proposes to register any of its Common Stock under the Securities Act by registration on any form other than Form S-4 or S-8, whether or not for sale for its own account, it shall each such time give prompt written notice to the Warrant Holder of its intention to do so and of the Warrant Holder’s registration rights under this Section 6(a). Upon the written request of the Warrant Holder, made as promptly as practicable and in any event within ten (10) Business Days after the receipt of notice from the Company (which request shall specify the Registrable Securities intended to be disposed of by the Warrant Holder and the intended method of disposition), the Company shall use its reasonable best efforts to effect, in such registration statement (the "Registration Statement"), the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Warrant Holder to the extent required to permit the disposition of such Registrable Securities in accordance with the intended methods thereof described as aforesaid; provided, however, immediately upon notification to the Company from the managing underwriter of the price at which such securities are to be sold, if such price is below the price which the Warrant Holder shall have indicated to be acceptable to him, her or it, the Company shall so advise the Warrant Holder of such price, and the Warrant Holder shall then have the right to withdraw his, her or its request to have his, her or its Registrable Securities included in such Registration Statement; provided, further, that if, at any time after giving written notice of his, her or its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, (a) give written notice of such determination not to register, and thereby be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the registration expenses in connection therewith), and (b) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

If the managing underwriter of any underwritten offering under this Section 6(a) shall inform the Company by letter that, in its opinion, the number or type of Registrable Securities requested to be included in such registration would adversely affect such offering, and the Company has so advised the Warrant Holder in writing, then the Company will include in such registration, to the extent of the number and type that the Company is so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Company to be sold for its own account, and second, such Registrable Securities requested to be included in such registration pursuant to this Warrant and all other securities proposed to be registered, pro rata based on the number of securities proposed to be registered.

(b)    Obligations of the Company. In connection with the registration of the Registrable Securities as contemplated by Section 6(a), the Company shall:

(i)    prepare the Registration Statement and file it with the SEC, and thereafter use its reasonable best efforts to cause the Registration Statement to become effective, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(ii)    prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in the Registration Statement;

(iii)    furnish to the Warrant Holder such number of copies of a prospectus, including a preliminary prospectus and all amendments and supplements thereto, and such other documents, as the Warrant Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Warrant Holder;

              (iv)              use reasonable efforts to (A) register and qualify the Registrable Securities covered by the Registration Statement under such securities or Blue Sky laws of the jurisdictions reasonably requested by the Warrant Holder, (B) prepare and file in those jurisdictions all required amendments (including post-effective amendments) and supplements, (C) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times the Registration Statement is in effect, and (D) take all other actions necessary or advisable to enable the disposition of such securities in all such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(b);

(v)    (A) in the case of an underwritten offering, enter into and perform its obligations under an underwriting agreement with the managing underwriter of such offering, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, and (B) in the case of any non-underwritten offering, provide to broker-dealers participating in any distribution of Registrable Securities reasonable indemnification substantially similar to that provided by Section 6(e) hereof.

(vi)    promptly notify the Warrant Holder of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances then existing, not misleading, and use its best efforts to prepare promptly a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to the Warrant Holder as he, she or it may reasonably request;

(vii)    promptly notify the Warrant Holder (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement, and make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time;

(viii)    permit counsel to the Warrant Holder to review the Registration Statement and all amendments and supplements thereto for a reasonable period of time prior to their filing with the SEC, and shall not file any document in a form to which such counsel reasonably objects;

               (ix)               make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Registration Statement;

(x)    at the request of the Warrant Holder, furnish on the date that Registrable Securities are delivered to an underwriter for sale in connection with the Registration Statement (A) a letter, dated such date, from the Company’s independent certified public accountants, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and (B) an opinion, dated such date, from counsel representing the Company for purposes of such Registration Statement, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters;

(xi)    make available for inspection by the Warrant Holder, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant, or other agent retained by the Warrant Holder or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable each Inspector to exercise its due diligence responsibility in connection with the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with the Registration Statement;

(xii)    use its best efforts either to (A) cause all the Registrable Securities, except for this Warrant, covered by the Registration Statement to be listed on a national securities exchange and on each additional national securities exchange on which similar securities issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (B) secure designation of all the Registrable Securities, except this Warrant, covered by the Registration Statement as a NASDAQ "National Market Security" or "SmallCap Security", or on the "Bulletin Board" as may then be the case, and the quotation of the Registrable Securities on the NASDAQ National Market or NASDAQ SmallCap Market or on the Bulletin Board;

(xiii)    provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

(xiv)    cooperate with the Warrant Holder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, and registered in such names as the managing underwriter or underwriters, if any, or the Warrant Holder may reasonably request; and

(xv)    take all other reasonable actions necessary to expedite and facilitate disposition of Registrable Securities by the Warrant Holder pursuant to the Registration Statement.

(c)    Obligations of the Warrant Holder.

(i)    It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Warrant with respect to the Warrant Holder that the Warrant Holder shall furnish to the Company such information regarding the Warrant Holder, the Registrable Securities held by the Warrant Holder and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents and agreements in connection with such registration as the Company may reasonably request. At least fifteen (15) Business Days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Warrant Holder of the information the Company requires from he, she or it (the "Requested Information") if he, she or it elects to have any of its Registrable Securities included in the Registration Statement. If within three (3) Business Days of the filing date the Company has not received the Requested Information from the Warrant Holder, then the Company may file the Registration Statement without including Registrable Securities of the Warrant Holder.

(ii)    The Warrant Holder, by its, his or her acceptance of the Registrable Securities, agrees to cooperate with the Company in connection with the preparation and filing of any Registration Statement hereunder.

(iii)    In the event of an underwritten offering, the Warrant Holder agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including without limitation customary indemnification and contribution obligations, with the managing underwriter of such offering and to take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless the Warrant Holder has decided not to participate.

(iv)    The Warrant Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(b)(vi), the Warrant Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until its, his or her receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(b)(vi) and, if so directed by the Company, the Warrant Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of such destruction) all copies, other than permanent file copies then in its, his or her possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(d)    Expenses of Registration. In connection with any and all registrations pursuant to Section 6, all expenses other than underwriting discounts and commissions incurred in connection with registration, filings or qualifications, including, without limitation, all registration, listing, filing and qualification fees, printing and accounting fees and costs, the fees and disbursements of counsel for the Company and the reasonable fees and disbursements for one firm of counsel for the Warrant Holder shall be borne by the Company.

(e)    Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Warrant:

(i)    To the extent permitted by law, the Company will indemnify and hold harmless the Warrant Holder (in such capacity) and, if applicable, its members, managers, directors, officers and/or agents, any underwriter (as defined in the Securities Act) for the Warrant Holder, and each person, if any, who controls any such underwriter within the meaning of Section 15 of the Securities Act (collectively, an "Indemnified Party"), against any losses, claims, damages, expenses, liabilities (joint or several) (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"); (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented if the Company files any amendment thereof or supplement thereto with the SEC), or the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Subject to the restrictions set forth in Section 6(e)(iv) with respect to the number of legal counsel, the Company shall promptly reimburse the Warrant Holder, and each such other person entitled to indemnification under this Section 6(e)(i), as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim, whether or not such Claim, investigation or proceeding is brought or initiated by the Company or a third party. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(e)(i) shall not (A) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by the Warrant Holder expressly for use in connection with the preparation of the Registration Statement, any prospectus or any such amendment thereof or supplement thereto or any failure of the Warrant Holder to deliver a prospectus as required by the Securities Act; or (B) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Warrant Holder and shall survive the transfer of the Registrable Securities by the Warrant Holder as provided herein.

(ii)    In connection with any Registration Statement in which the Warrant Holder is participating in such capacity, the Warrant Holder agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6(e)(i), the Company, each of its directors, each of its officers who sign the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter (collectively, also an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Warrant Holder expressly for use in connection with such Registration Statement; and the Warrant Holder shall promptly reimburse an Indemnified Party, as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by the Indemnified Party in connection with investigating or defending any such Claim, whether or not such claim, investigation or proceeding is brought or initiated by the Indemnified Party or a third party; provided, however, that the indemnity agreement contained in this Section 6(e)(ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Warrant Holder, which consent shall not be unreasonably withheld; provided, further, that the Warrant Holder shall be liable under this Section 6(e)(ii) for only that amount of a Claim as does not exceed the net proceeds to it as a result of the sale of Registrable Securities pursuant to such Registration Statement.

(iii)    The Company shall be entitled to receive indemnification from underwriters, selling brokers, dealer managers, and similar securities industry professionals participating in the distribution to the same extent as provided above, with respect to information about such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.

(iv)    Promptly after receipt by an Indemnified Party under this Section 6(e) of notice of the commencement of any action (including any governmental action), such Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6(e), deliver to an indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly given notice, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party; provided, however, that an Indemnified Party shall have the right to retain its, his or her own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for such party, representation of such party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such party and any other party represented by such counsel in such proceeding. The Company shall pay for only one legal counsel for the Warrant Holder and any Indemnified Party related thereto; such legal counsel shall be selected by the Warrant Holder or such other Indemnified Party subject to the Company’s approval which shall not be unreasonably withheld. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to another under this Section 6(e), except to the extent that such failure to notify results in the forfeiture by the indemnifying party of substantive rights or defenses. The indemnification required by this Section 6(e) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

(f)    Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which, he, she or it would otherwise be liable under Section 6(c) to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under Section 6(c), (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning used in the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

(g)    Reports Under Exchange Act. With a view to making available to the Warrant Holder the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the security holders to sell securities of the Company to the public without registration ("Rule 144"), the Company shall at all times:

(i)    make and keep public information available, as those terms are understood and defined in Rule 144;

(ii)    file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iii)    furnish to the Warrant Holder while a holder hereof, promptly upon request, (A) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed with the SEC by the Company, and (C) such other information as may be reasonably requested to permit the Warrant Holder to sell such securities without registration.

SECTION 7.

Other Provisions Relating to Rights of the Warrant Holder.

(a)    Warrant Holder not a Shareholder. The Warrant Holder, as such, shall not be entitled to vote or receive dividends or be deemed holders of Common Stock for any purpose whatsoever, nor shall anything contained in this Warrant be construed to confer upon the Warrant Holder, as such, any of the rights of a stockholder of the Company, including, but not limited to, the right to vote for the election of directors or on any other matter, give or withhold consent to any action by the Company (whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or other action affecting stockholders (except for notices provided for in this Warrant), receive dividends or subscription rights, or otherwise until this Warrant shall have been exercised to purchase Underlying Shares, at which time the person or persons in whose name or names the certificate or certificates for the shares of Common Stock are registered shall be deemed the holder or holders of record of such shares of Common Stock for all purposes.

(b)    Fractional Shares. Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fractional shares of Common Stock in connection with the exercise of this Warrant. In any case where the Warrant Holder would, except for the provisions of this Section 7(b), be entitled under the terms of this Warrant to receive a fraction of a share of Common Stock upon the exercise of this Warrant, the Company shall, upon the exercise of this Warrant and receipt of the Underlying Share Purchase Price, issue the largest number of whole shares of Common Stock purchasable upon exercise of this Warrant. The Warrant Holder expressly waives his, her or its right to receive a certificate of any fraction of a share of Common Stock upon the exercise hereof. However, with respect to any fraction of a share of Common Stock called for upon any exercise hereof, the Company shall pay to the Warrant Holder an amount in cash equal to such fraction multiplied by the Market Price per share of Common Stock.

(c)    Absolute Owner. Prior to due presentment for registration of transfer of the Warrant Certificates, the Company may deem and treat the Warrant Holder as the absolute owner of this Warrant for the purpose of any exercise thereof and for all other purposes and the Company shall not be affected by any notice to the contrary.

SECTION 8.

Division, Split-Up, Combination, Exchange and Transfer of Warrants

(a)    Request. This Warrant may be divided, split up, combined or exchanged for other Warrants of like tenor to purchase a like aggregate number of Underlying Shares. If the Warrant Holder desires to divide, split up, combine or exchange this Warrant, he, she or it shall make such request in writing delivered to the Company at its corporate offices in Irvine, California, or as otherwise directed by the Company in writing, and shall surrender the Warrant to be so divided, split up, combined or exchanged at said office; provided, however, that if this Warrant is divided or split up and any resulting warrant is to be issued in the name of a person other than the Warrant Holder, the Warrant Holder must comply with the provisions of Section 8(b) hereof. Upon any such surrender for a division, split-up, combination or exchange, the Company shall execute and deliver to the Warrant Holder the new Warrants as so requested. The Company may require the Warrant Holder to pay a sum sufficient to cover any tax, governmental or other charge that may be imposed in connection with any division, split-up, combination or exchange of this Warrant.

(b)    Assignment; Replacement of Warrant Certificates. This Warrant may be sold, transferred, assigned or hypothecated by the Warrant Holder at any time, in whole or in part, subject to compliance with federal and state securities laws; provided, however, the Warrant Holder shall provide an opinion of counsel, which opinion shall be reasonably satisfactory to counsel to the Company, that the transfer, assignment or hypothecation qualifies for an exemption from registration under the Securities Act. Any division or assignment permitted of this Warrant shall be made by surrender by the Warrant Holder of this Warrant to the Company at its principal office with the Assignment Form attached as Exhibit A hereto duly executed, together with funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver one or more new Warrants in the name of the assignees named in such instrument of assignment and the surrendered Warrant shall promptly be canceled; provided however, if less than all of the Underlying Shares are assigned, the remainder of this Warrant will be evidenced by a new Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen or destroyed Warrant shall thereupon become void.

SECTION 9.

Other Matters.

(a)    Notices. Except as otherwise provided herein, notice or demand pursuant to this Agreement to be given or made by the Warrant Holder to or on the Company or by the Company to or on the Warrant Holder, shall be sufficiently given or made if delivered personally or by overnight courier, or sent by registered or certified mail, postage prepaid, return receipt requested, or by facsimile transmission, electronically confirmed and addressed, until another address is designated in writing by either the Company or the Warrant Holders, as the case may be, as follows:
                  If to the Company:

Entrada Networks, Inc.
5755 Oberlin Dr, Suite 204
San Diego, California 92121
Attention: Kanwar J.S. Chadha, Ph.D.
President and CEO
Telephone No.: (858) 597-1102
Facsimile No.: (858) 597-1107

If to the Warrant Holder:

Except as otherwise provided herein, notices delivered in accordance with the foregoing provisions of this Section 9(a) shall be effective (i) when delivered, if delivered personally or by facsimile transmission electronically confirmed, (ii) one Business Day after being delivered (properly addressed and all fees paid) for overnight delivery to a courier (such as Federal Express) which regularly provides such service and regularly obtains executed receipts evidencing delivery, or (iii) five (5) days after being sent by registered or certified mail, postage prepaid, return receipt requested.

(b)    Governing Law. The validity, interpretation and performance of this Agreement shall be governed by the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

(c)    Exclusive Benefit. Nothing in this Warrant expressed or nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Warrant Holder any right, remedy or claim hereunder, and all covenants, conditions, stipulations, promises and agreements contained in this Warrant shall be for the sole and exclusive benefit of such persons and their successors, survivors and permitted assigns hereunder. This Warrant is for the benefit of and is enforceable by any subsequent Warrant Holder.

(d)        Headings. The article headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation hereof.

IN WITNESS WHEREOF, Entrada Networks, Inc. has caused this Warrant to be duly executed and delivered as of the date first above written.

ENTRADA NETWORKS, INC.

By: Name:
Title:

EXHIBIT A

ASSIGNMENT FORM

For value received, the undersigned hereby sells, assigns and transfers unto ____________, whose address is _________________ and whose social security or other identifying number is _______________, this Warrant to purchase __________________ Underlying Shares, and hereby irrevocably constitutes and appoints the Secretary of Entrada Networks, Inc. (the "Company") as his, her or its attorney-in-fact to transfer the same on the books of the Company with full power of substitution and re-substitution. If said number of Underlying Shares is less than all of the Underlying Shares purchasable under this Warrant so assigned, the undersigned requests that a new Warrant representing the remaining Underlying Shares be registered in the name of ______________________________, whose address is __________________________________, whose social security or other identifying number is __________________________________, and that such new Warrant be delivered to _____________________, whose address is _______________________________________.

Date:
(Signature)

(Print Name)

EXHIBIT B

SUBSCRIPTION FORM

The undersigned hereby irrevocably elects to exercise this Warrant, to purchase __________ Underlying Shares and tenders payment herewith in the amount of $_____. The undersigned requests that a certificate for such Underlying Shares be registered in the name of __________, whose address is __________ and whose social security or other identifying number is __________, and that such Underlying Shares be delivered to __________, whose address is __________. If said number of Underlying Shares is less than all of the Underlying Shares purchasable under this Warrant, the undersigned requests that a new Warrant representing the remaining Underlying Shares be registered in the name of __________, whose address is __________ and whose social security or other identifying number is __________, and that such new Warrant be delivered to __________, whose address is __________.

                 Date:
                   (Signature)

                   ________________________
                   (Print Name)